Exhibit 99.1

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

MULLEN TECHNOLOGIES, INC., and
MULLEN AUTOMOTIVE, INC.,
COMPLAINT
Plaintiffs,
JURY TRIAL DEMANDED
v.

GEM GLOBAL YIELD LLC SCS,
GEM YIELD BAHAMAS LIMITED, and
CHRISTOPHER F. BROWN,

Defendants.

Plaintiffs Mullen Technologies, Inc. (“MTI”) and Mullen Automotive, Inc. (“MAI”) (collectively, “Mullen” or “Plaintiffs”), by and through their undersigned counsel, respectfully state as follows for their Complaint against Defendants GEM Global Yield LLC SCS (“GEM Global”), GEM Yield Bahamas Limited (“GEM Bahamas”, and together with GEM Global, the “GEM Defendants”), and Christopher F. Brown (“Brown”) (collectively, “Defendants”).

INTRODUCTION

1.              The GEM Defendants are unregistered securities dealers that purchase securities directly from issuers and promptly—if not immediately—sell those securities (or securities acquired through exercises of convertible securities, like warrants), despite failing to comply with the Securities and Exchange Act of 1934 (the “Act”), which voids such transactions under 15 U.S.C. § 78cc(b).

2.              Unregistered securities dealers, such as the GEM Defendants, hold themselves out to be legally authorized to enter into securities transactions—such as the Warrant1 that is subject to this litigation—despite failing to register as a dealer with the U.S. Securities & Exchange Commission (“SEC”), and despite the fact that the Act strictly prohibits unregistered securities dealers from “effecting” transactions in securities.

3.              Stated simply, the GEM Defendants’ business model is illegal. As reflected in recent SEC prosecutions, unregistered securities dealers like the GEM Defendants avoid registering so they can evade regulatory oversight and enter into securities contracts—such as share purchase agreements and warrants—that generate outrageous, and unlawful, profits.

4.              Indeed, in recent civil actions, the SEC has sued various unregistered securities dealers that use the GEM Defendants’ business model for unlawfully operating as unregistered securities dealers in violation of Section 15(a) of the Act (15 U.S.C. § 78o). Every court to address this issue has agreed with the SEC, finding that the buying and selling of securities, as a business for one’s own account, constitutes securities dealer behavior as a matter of law.2

1 There are three agreements relevant to this action: (1) on January 4, 2021, the GEM Defendants entered into a share purchase agreement with MTI, where the GEM Defendants agreed to purchase MTI common stock having an aggregate value of $350,000,000 (the “SPA”); (2) in connection with the SPA, on January 4, 2021, the GEM Defendants entered into a warrant to purchase common shares with MTI, where the GEM Defendants were entitled to purchase up to 6.6% of outstanding MTI common stock at a par value of $.001 per share (the “Warrant”); and (3) a registration rights agreement (the “RRA”, and together with the SPA and the Warrant, the “Agreements”). A true and correct copy of the SPA, Warrant, and RRA are annexed hereto as Exhibit 1, Exhibit 2, and Exhibit 3, respectively.

2 See, e.g., SEC v. Morningview Fin. LLC, No. 22 Civ. 8142 (VM), 2023 U.S. Dist. LEXIS 199697 (S.D.N.Y. Nov. 7, 2023); SEC v. LG Capital Funding, LLC, No. 22-CV-3353 (WFK) (JRC), 2023 U.S. Dist. LEXIS 202929 (E.D.N.Y. Nov. 13, 2023); SEC v. Crown Bridge Partners, LLC, Civil Action No. 22- cv-06537, 2022 U.S. Dist. LEXIS 142555 (S.D.N.Y. Aug. 8, 2022); SEC v. GPL Ventures LLC, 2022 U.S. Dist. LEXIS 9056 (S.D.N.Y. Jan. 18, 2022); SEC v. Big Apple Consulting USA, Inc., 783 F.3d 786 (11th Cir. 2015); SEC v. Almagarby, 479 F. Supp. 3d 1266 (S.D. Fla. 2020); SEC v. Keener, No. 20-cv-21254- BLOOM/Louis, 2022 U.S. Dist. LEXIS 11692 (S.D. Fla. Jan. 21, 2022); SEC v. Fierro, No. 20-2104 (MAS) (DEA), 2020 U.S. Dist. LEXIS 238936 (D.N.J. Dec. 18, 2020); SEC v. River N. Equity LLC, 415 F. Supp. 3d 853 (N.D. Ill. 2019); SEC v. Fife, No. 20-cv-5227, 2021 U.S. Dist. LEXIS 242126 (N.D. Ill. Dec. 20, 2021) (the “SEC cases”). For private civil actions seeking rescission based on failure to register, see Edgepoint Capital Holdings, LLC v. Apothecare Pharmacy, 6 F.4th 50 (1st Cir. 2021), Auctus Fund, LLC v. Players Network, Inc., No. 20-cv-10766 (D. Mass. Dec. 10, 2021), and most recently Carebourn Capital, L.P. v. DarkPulse, Inc., No. 27-CV-21-1173 2023 Minn. Dist. LEXIS 1732 (Hennepin Cnty. Apr. 21, 2023).

5.              The Warrant in this case is unlawful because it was made in violation of Section 15(a) of the Act.

6.              Additionally, Defendant Brown is in violation of Section 20(a) of the Act as the “control person” for the GEM Defendants; he authorizes, controls, and directs the GEM Defendants to engage and transact in securities without effective registration as dealers.

7.              Therefore, Plaintiffs seek rescission of the Warrant, attorneys’ fees, and any and all other relief that the Court deems just, proper, and in the interest of justice.

JURISDICTION AND VENUE

8.              This Court has subject matter jurisdiction over this case pursuant to 28 U.S.C. § 1331 because Plaintiffs are asserting claims under the Act.

9.              Venue is proper in this Court pursuant to 28 U.S.C. § 1391(b)(3) because GEM Global and Brown are subject to this Court’s personal jurisdiction with respect to this action.

10.            Notwithstanding that the Warrant should be voided and rescinded in its entirety by the Court for the reasons stated herein, Defendants should be estopped from denying that jurisdiction or venue is proper in this Court because the Warrant expressly provides that any dispute arising under the Warrant must be brought in state or federal courts located in New York. See Warrant § 11.

THE PARTIES

11.            Plaintiff MTI is a California corporation with its principal place of business located at 1405 Pioneer Street, Brea, California 92821.

12.            Plaintiff MAI is Delaware corporation with its principal executive offices located at 1405 Pioneer Street, Brea, California 92821. MAI was initially created from a spin-off of MTI’s former assets in the development, manufacturing, and selling of electric vehicles into a newly formed company named Mullen Automotive, Inc. That entity subsequently entered into a reverse merger transaction with Net Element, Inc. (“NETE”) through which MAI became a public company. MAI currently trades publicly on the Nasdaq Exchange under the ticker “MULN.”

13.            Defendant GEM Global is a limited partnership formed under the laws of Luxembourg with its registered office at 412F, route d’Esch, L-2086, Luxembourg Bl 73296. Upon information and belief, GEM Global maintains an office and has its principal place of business at 590 Madison Avenue, 36th Floor, New York, NY 10022.

14.            Defendant GEM Bahamas is a limited company formed under the laws of the Commonwealth of the Bahamas with an address at 3 Bayside Executive Park, West Bay Street & Blake Road, P.O. Box N-4875, Nassau, The Bahamas.

15.            Defendant Brown is a full-time New York resident who resides at 9 West 57th Street, 49th Floor, New York, NY 10019. Upon information and belief, Brown is the founder and manager of GEM Global and GEM Bahamas.

16.            Notably, Brown was previously registered as a broker with several securities firms at various times3:

a.	GEM Advisors, Inc. from May 1996 through April 2001;

b.	GEM Advisors, Inc. from January 2004 through February 2008;

c.	Northeast Securities, Inc. from December 1995 through June 1996;

3 See BrokerCheck Report for Christopher Francis Brown, available at https://files.brokercheck.finra.org/individual/individual_1389917.pdf (last accessed December 22, 2023).

d.	Drake Capital Securities, Inc. from January 1993 through December 1993;

e.	Lehman Brothers Inc. from April 1988 through February 1993;

f.	Ascher/Decision Services, Inc. from January 1986 through February 1990;

g.	E.F. Hutton & Company Inc. from March 1988 through April 1988; and

h.	Smith Barney, Harris Upham & Co., Incorporated from February 1986 through March 1988.

17.            Additionally, Brown was previously censured and fined by NASD (the predecessor to FINRA) for violations of Article III, Sections 1 and 40 of the Rules of Fair Practice for participating in securities transactions and failing to provide prompt, written notification to his member firm of his participation in such transactions.4

APPLICABLE FEDERAL STATUTES

18.	The Act defines a “security” as:

[A]ny note, stock, treasury stock, security future, security-based swap, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security, certificate of deposit, or group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a “security”, or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

15 U.S.C. § 77b(a)(1).

4 Id.

Under the Act:

The term “dealer” means any person engaged in the business of buying and selling securities (not including security-based swaps, other than security-based swaps with or for persons that are not eligible contract participants) for such person’s own account through a broker or otherwise.

15 U.S.C. § 78c(a)(5).

19.	The SEC requires dealers to register, and promulgates as follows:

It shall be unlawful for any broker or dealer which is either a person other than a natural person or a natural person not associated with a broker or dealer which is a person other than a natural person (other than such a broker or dealer whose business is exclusively intrastate and who does not make use of any facility of a national securities exchange) to make use of the mails or any means or instrumentality of interstate commerce to effect any transactions in, or to induce or attempt to induce the purchase or sale of, any security (other than an exempted security or commercial paper, bankers’ acceptances, or commercial bills) unless such broker or dealer is registered in accordance with subsection (b) of this section.

15 U.S.C. § 78o(a)(1).

20.            Contracts that are made in violation of any provision under Section 15 of the Act are codified as follows:

Every contract made in violation of any provision of this chapter or of any rule or regulation thereunder, and every contract (including any contract for listing a security on an exchange) heretofore or hereafter made, the performance of which involves the violation of, or the continuance of any relationship or practice in violation of, any provision of this chapter or any rule or regulation thereunder, shall be void (1) as regards the rights of any person who, in violation of any such provision, rule, or regulation, shall have made or engaged in the performance of any such contract…,

15 U.S.C. § 78cc(b) (emphasis added).

FACTUAL ALLEGATIONS

I.	The GEM Defendants’ General Business Model: Violating Federal Securities Laws by Operating as Unregistered Dealers

21.            The GEM Defendants have engaged in a multitude of securities transactions over the past five years.

22.            Predominantly, the GEM Defendants enter into share purchase agreements (securities) with various issuers to purchase the issuer’s common stock (securities) for an aggregate amount of cash.

23.            Under these share purchase agreements, warrants (securities) are generally issued, where the GEM Defendants are permitted to purchase a specified amount of the issuer’s common stock.

24.            As of 2019, GEM Global has effected at least 26 securities transactions with at least 18 different issuers, and has purchased common stock and exercised warrants into no fewer than 117,957,157 shares of newly-issued common stock that GEM Global subsequently sold on the public markets for substantial profit.

25.            As of 2019, GEM Bahamas has effected at least 41 securities transactions with at least 31 different issuers, and has purchased common stock and exercised warrants into no fewer than 64,629,867 shares of newly-issued common stock that GEM Bahamas subsequently sold on the secondary market for substantial profit.

26.            Upon information and belief, the GEM Defendants, as a business, continue to unlawfully purchase securities under share purchase agreements with public company issuers and acquire warrants and shares of common stock (through, for example, exercises of the warrants), and then sell those shares into the public markets to reap profits for their own account.

27.            In the last six months alone, the GEM Defendants effected at least four separate securities transactions with at least four public company issuers:

a.	Surf Air Mobility, Inc. (SRFM) - 4,000,000 common shares;

b.	reAlpha Tech Corp. (AIRE) - 1,700,884 common shares;

c.	NRX Pharmaceuticals, Inc. (NRXP) - 675,000 common shares; and

d.	Jet.AI Inc. (JTAI) - 2,179,447 common shares.

28.            The GEM Defendants’ purchase of common stock and warrants (securities transaction), exercise of warrants (securities transaction), and subsequent stock sales (securities transaction) are part of an ongoing business. The GEM Defendants acquire large volumes of shares directly from issuers and at a discount to prevailing market prices, and then rapidly sell the newly-acquired shares back into the open market in order to lock-in profits generated from the spread between their discounted acquisition price and the prevailing market price (rather than realizing profits from an appreciation in the securities’ market price); stated differently, the GEM Defendants sell the newly-acquired securities absent investment intent.

29.            The GEM Defendants do all of this—buy, exercise, and sell securities—as part of their regular business for their own account.

30.            Upon information and belief, the GEM Defendants made use of the mails, email, and other instrumentalities of interstate commerce to effect the securities transactions, such as using the internet to solicit issuers, transferring cash through wire transfers, and using email and telephone communications to negotiate and effectuate sales transactions through their brokers.

31.            Upon information and belief, the GEM Defendants paid several independent contractors to assist them in locating, negotiating, and managing the GEM Defendants’ transactions.

32.            By failing to comply with the dealer registration requirements and federal securities laws, the GEM Defendants purposefully “operated under the radar” to avoid important regulatory obligations that govern dealer conduct in the marketplace, including submitting to regulatory inspections and oversight, following financial responsibility rules, and maintaining books and records.

33.            Any person engaged in the business of buying and selling securities for such person’s own account (through a broker or otherwise) as part of a regular business must register as a dealer with the SEC or, in the case of a natural person, associate with a registered dealer. See 15 U.S.C. § 78o(a)(1).

34.            While the GEM Defendants engaged in this conduct, they were not registered with the SEC as dealers or associated with dealers registered with the SEC.

35.            A person who engages in dealer activity must file an application on a form called Form BD, which asks questions about the applicant and its principals, controlling persons, and employees. An applicant must file the Form BD with the Central Registration Depository, which is operated by FINRA. The dealer registration requirements provide important safeguards for the investing public.

36.            For example, registration with the SEC requires the dealer to disclose important information about its business, including but not limited to: (a) the names of the direct and indirect owners and executive officers of the business; (b) certain arrangements with other persons or entities; (c) the identities of those who control the business; (d) the states in which the dealer does business; (e) past criminal or regulatory actions against the dealer or any affiliated person that controls the business; and (f) financial information, including bankruptcy history. Further, registration requirements mandates the dealer to join a self-regulatory organization, such as FINRA, or a national security exchange, which assists the SEC in regulating the activities of registered dealers. Finally, registered dealers are subject to inspection by the SEC and FINRA to ensure that they comply with the securities laws.

II.	The GEM Defendants’ Business Model Applied To Plaintiffs: The GEM Defendants Purchased (Made) The Warrant (Security) from MTI

37.            The GEM Defendants’ business model—as reflected in the conduct alleged above— manifests numerous and substantial characteristics of dealer activity, consistent with ongoing SEC civil prosecutions and federal court decisions.

38.            Chief among these characteristics is the ability to purchase common stock and warrants through share purchase agreements, pursuant to which the GEM Defendants acquire securities directly from an issuer through warrant exercises for their own account.

39.            As defined in the Act, the Warrant in this case is a security and, therefore, the GEM Defendants’ acquisition of the Warrant is a transaction in securities.

40.            The GEM Defendants made use of the mails, email, and other instrumentalities of interstate commerce to effect the Warrant and the Agreements.

41.            The Agreements provided MTI with a financing facility of an initial $350 million, with the potential to increase the available funds to $500 million, on the terms and conditions provided in the Agreements.

42.            The financing facility was implemented by the SPA, which required the GEM Defendants to purchase MTI’s common shares from time-to-time upon MTI’s delivery of Draw-Down Notices (as defined in the SPA) up to the number of shares valued at an agreed Aggregate Limit (as defined in the SPA). The Aggregate Limit was set initially at $350 million, with a provision for MTI to increase the Aggregate Limit to $500 million.

43.            As consideration for providing the financing facility, the GEM Defendants were to receive (i) a commitment fee of 2% of the Aggregate Limit, payable on the anniversary of the First Trading Day (as defined in the SPA) after MTI became a publicly traded company either through an initial public offering or a reverse merger transaction, and (ii) the Warrant, which entitled the GEM Defendants to purchase shares valued at 6.6% of MTI’s public shares on a fully-diluted basis at an exercise price equal to the lesser of the closing bid price of MTI’s common stock on the open market on the date of exercise or the quotient resulting from $7,400,000,000 divided by the total number of common shares outstanding on the date of exercise.

44.            Because the GEM Defendants effected the Warrant as an unregistered dealer, and utilized the means of interstate commerce in connection therewith, the Warrant was unlawful when made.

III.	Brown Controls The GEM Defendants’ Business Operations

45.            At all relevant times, Brown served as the manager of the GEM Defendants, and directly possessed and exercised control over the GEM Defendants, including the power to decide whether to enter into agreements (including the Warrant in this case), to negotiate and approve the final deal terms, and to direct its sales of stock.

46.            Upon information and belief, Brown negotiated the terms of share purchase agreements that the GEM Defendants purchased from companies (including MTI), as well as any amendments to the original terms.

47.            Ultimately, Brown is and still remains the GEM Defendants’ manager, and sole person holding the power to direct, authorize, and compel the GEM Defendants to enter into securities contracts, including the Warrant.

48.            Defendant Brown was and currently is the “controlling person” within the meaning of Section 20(a) of the Act, with the power to cause the GEM Defendants to engage in unlawful conduct described herein.

COUNT I:

Rescission Pursuant to Section 29(b) of the Act for Violating Section

15(a) of the Act by Effecting (Making) the Agreements as Unregistered Dealers

(Against the GEM Defendants)

49.            Plaintiffs repeat, reiterate, and re-allege each and every allegation of Paragraphs 1 through 48 as though set forth herein.

50.	Section 29(b) of the Exchange Act provides in relevant part that:

Every contract made in violation of any provision of this chapter or of any rule or regulation thereunder … shall be void (1) as regards the rights of any person who, in violation of any such provision, rule, or regulation, shall have made or …

engaged in the performance of any such contract…

§ 78cc(b) (emphasis added).

51.            The Warrant was made in violation of Section 15(a) of the Act [§ 78o(a)(1)], which prohibits unregistered dealers from using any means of interstate commerce to effect transactions in securities.

52.	The GEM Defendants are securities dealers within the meaning of the Act [§ 78c(a)(5)].

53.            The GEM Defendants are not registered as dealers with the SEC or with any other regulatory body, as required by Section 15(a) of the Act [§ 78o(a)(1)].

54.	The GEM Defendants effected a transaction in securities when they executed the Warrant.

55.            The GEM Defendants used the means of interstate commerce to effect the securities transaction under the Warrant, such as the use of an internet website and use of email and telephone communications to negotiate or effectuate transactions.

56.	As a party to the Warrant, MTI is in contractual privity with the GEM Defendants.

57.            The registration requirement is designed to protect stock issuers (and others) from unscrupulous or unqualified agents engaged in dealer activities. Accordingly, MTI, as an issuer, is within the class of persons that the Act was designed to protect.

58.            Because the GEM Defendants effected the securities transaction under the Warrant as unregistered dealers, and utilized the means of interstate commerce in connection therewith, the Warrant was unlawful when made.

COUNT II:

Violation of Section 20(a) of the Act by Brown

as Control Person of the GEM Defendants Based on the GEM

Defendants’ Transactions in Securities as an Unregistered Dealer

(Against Brown)

59.	Plaintiffs repeat, reiterate, and re-allege each and every allegation of Paragraphs 1 through 58 as though set forth herein.

60.            During the relevant period, Brown was the manager of the GEM Defendants, who had the control and authority to direct the GEM Defendants in its business practice of engaging with issuers.

61.            At all relevant times, Brown had the power and authority to cause the GEM Defendants to engage in the wrongful conduct described in Count I herein.

62.            Brown did in fact cause the GEM Defendants to engage in the wrongful conduct alleged in Count I herein.

63.            Brown did not act in good faith, which is supported by the fact that Brown was previously registered as a broker for at least seven securities firms from February 1986 through 2001, and therefore was aware of the registration requirements under the Act from prior industry experience, but chose to disregard them.

64.            At the time of the execution of the Warrant, Brown knew that the GEM Defendants were not registered as dealers with the SEC, which is supported by the fact that Brown was previously registered as a broker for at least seven securities firms from February 1986 through 2001, and therefore knew of the registration requirements under the Act, but chose to disregard them.

65.            Brown was listed as the individual manager to receive all relevant notices on behalf of GEM Global and GEM Bahamas under the Warrant. See Warrant § 12.

66.            Brown directly and/or indirectly induced the acts and conduct that constitute the violations in this action.

67.	Therefore, Brown acted as a control person of the GEM Defendants within the meaning of § 20(a) of the Act (15 U.S.C. § 78t).

PRAYER FOR RELIEF

WHEREFORE, Plaintiffs seek a Verdict and Judgment against the Defendants herein as follows:

a.	Rescinding the Warrant pursuant to Section 29(b) of the Act, 15 U.S.C. § 78cc;

b.            Awarding rescissionary damages and such other relief as the Court deems just and equitable to effectuate the voiding and recission of the Warrant;

c.            Awarding Plaintiffs their attorneys’ fees and costs associated with this litigation; and

d.            Awarding such further and additional legal and equitable relief that the Court deems just, proper, and in the interest of justice.

JURY DEMAND

Plaintiffs demand a trial by jury on all issues properly so tried.

DATED: December 28, 2023	Respectfully submitted,

/s/ Mark R. Basile
Mark R. Basile, Esq.
THE BASILE LAW FIRM, P.C.
390 N. Broadway, Ste. 140
Jericho, NY 11753
Tel.: (516) 455-1500
Fax: (631) 498-0748
Email: mark@thebasilelawfirm.com